UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Phocas Real Estate Fund

(Class A: APRAX)

(Class I: APRIX)

ANNUAL REPORT

DECEMBER 31, 2021

AAM/Phocas Real Estate Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	29

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Phocas Real Estate Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540
Tel: 609.853.2962 Toll Free: 855.593.5150
www.aamlive.com

AAM/Phocas Real Estate Fund

Annual Shareholder Letter: December 31, 2021

To the Shareholders and Directors of the AAM/Phocas Real Estate Fund:

The AAM/Phocas Real Estate Fund (the “Fund”) Class A and Class I returned +42.82% (+35.20% net of load) and +42.96%, respectively for the Fund’s Fiscal Year ending December 31, 2021. Over the same period, the S&P US REIT TR (USD) Index (the “Index” or the “Benchmark”) returned +43.05%. Additionally, as of December 31, 2021, Class I Shares (APRIX) earned an Overall 5-Star rating from Morningstar out of 233 funds in the Real Estate category based on risk-adjusted returns.

Market Summary:

The benchmark, as measured by the S&P US REIT TR (USD) Index, posted a strong fourth quarter 2021 total return of +16.41%. The results for the quarter pushed the full year 2021 Index total returns to +43.05%.

Despite the challenges of COVID-19, 2021 was a successful year for real estate investment trusts (REITs) and REIT investors as the hard-hit, social distancing-sensitive sectors recovered from 2020 and the digital economy sectors continued to thrive. Headwinds of continued interest rate, inflation, and withdrawal of stimulus fears, couple with high valuations as moderating factors in 2022 but remain in play for investors. Additionally, factors such as labor shortages, supply disruptions, and other COVID-19 variants are expected to ease.

As such, we see REIT performance on track to remain relatively strong, especially as investors seek a potential hedge against inflation and the real estate demand outstrips supply. A strengthening economy can potentially deliver strong fundamentals across all corporate real estate (CRE) property types and could drive robust investment sales activity.

The recent pullback in 2022 was chalked up to Fed and Omicron fears despite largely unchanged narratives from late 2021 when stocks rallied. We think there remains outsized weakness in some of the more expensive and speculative pockets of the non-REIT equity market, which fits with longstanding concerns about stretched valuations and crowded positioning.

2021 Quarterly Performance Summary:

First Quarter Contributors:

Simon Property Group (SPG) was the top position in the Fund, as the company continues to defy the wave of e-commerce and the “death of retail.” SPG remains well positioned with its high-quality assets and strong operations offsetting the market concerns of rent payment and tenant fallout. Pebblebrook Hotel (PEB) outperformed as demand has bounced off the bottom and domestic travel has picked up, according to the Travel Security Administration (TSA). Operational challenges remain for the Lodging industry overall, and a full recovery to 2019 levels is expected to be a multiyear process, but fundamentals are certainly improving. PEB management thinks it will likely be the strongest leisure transient summer ever in the industry, based upon the pent-up demand, people getting vaccinated and immediately booking vacations and travel. Regency Centers (REG) also performed well in the quarter as investors are viewing Shopping Center assets as essential for daily activities and see more upside through the recovery.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

First Quarter Detractors:

Regardless of current cash flow or near-term valuation, the recovery play continued to work in the first quarter. For the Fund that was evident in Bluerock Residential (BRG) after materially outperforming the prior year. Despite the positives of the Sunbelt markets, investors sold in favor of coastal urban names. Alexandria Real Estate (ARE) disappointed in the quarter thus impacting the Fund materially despite strong capital flows into life sciences that have continued to place upward pressure on ARE’s asset values. Our position in Equinix (EQIX) lagged in the quarter, but its growth prospects has remained strong with the roll out of 5G and the return of company IT budgets after being frozen for much of 2020.

Second Quarter Contributors:

The top performer for the Fund was somewhat expected as QTS Realty (QTS) was taken private during the quarter. Extra Space Storage (EXR) was also a strong performer as was the storage sector because occupancy levels remain high, and rents continue to increase for existing customers allowing for operating improvement. Independence Realty Trust (IRT) has continued to deliver growth through its secondary and Sunbelt markets. While we believe the Sunbelt markets will likely continue to see higher growth and continued net migration, we expect the coastal central business district (CBD) residential demand to remain strong as cities reopen and the return to the office plays out.

Second Quarter Detractors:

It should come as no surprise that the laggards in the quarter came from the worst performing sectors in the quarter, Lodging and Timber. Pebblebrook Hotel (PEB) and Ryman Hospitality (RHP) struggled due to heavy west coast exposure and large meetings segment of the market, respectively, for which both gave back some earlier gains. While we see valuations for the group as attractive at current levels, we acknowledge that there are factors that could drive continued underperformance for the group, including the potential proliferation of COVID-19 cases related to new variants that could result in increased or renewed government mandates and reduced travel. Weyerhaeuser (WY) also underperformed as lumber prices fell from their unrealistic peak but remain above historical levels.

Third Quarter Contributors:

The top performers for the Fund mirrored the top sector performers for the industry during the quarter, as positions in Apartments and Industrial were leaders. Bluerock Residential (BRG) and Independence Realty Trust (IRT) continued to deliver shareholder value through their secondary and Sunbelt markets. We expect the Sunbelt Apartment REITs has the potential to continue to achieve above average rental rates in the near term, but the spread between Sunbelt and Coastal leasing spreads should narrow due to strength in market rents and easier year-over-year comps on the coasts. Innovative Industrial Properties (IIPR) was by far the leading performer in the Industrial sector in the third quarter as acquisitions and cash flow remained robust.

Third Quarter Detractors:

Not surprisingly, the worst performer in the Fund was Sabra Health Care REIT (SBRA) given its portfolio of Senior Housing and Skilled Nursing assets. While monthly occupancy has improved, the fear remains that tenant pressures will continue to build. There may also be further downside risk to earnings before we reach a clear bottom. SL Green Realty (SLG) underperformed in the quarter as optimism faded with many tenants not planning to return until first quarter 2022, and the market still having limited visibility on impact of hybrid work on the demand for office space.

Fourth Quarter Contributors:

The clear leader during the quarter was the Fund’s position in Bluerock Residential (BRG) after the stock price jumped on news of being acquired. Other top performers for the Fund mirrored the top performing sector in the industry during the quarter, as positions in Industrial and Self-Storage were leaders. Rexford (REXR) and Prologis (PLD) outperformed as the sector overall is experiencing a secular trend toward e-commerce continuing, further tailwinds as companies reconfigure their supply chains, and increased inventory on-hand after the disruptions seen during the Pandemic. Extra Space Storage (EXR) continues to operate in a very healthy environment for demand and limited new supply through the Pandemic.

Fourth Quarter Detractors:

The worst performer in the Fund was Sabra Health Care REIT (SBRA) for a second consecutive quarter. Although demographic trends favor Senior Housing, inflationary labor costs, vaccine requirements, and variant headlines continue to cause noise in the near-term. Hudson Pacific Properties (HPP) also lagged in the fourth quarter as demand is down due to COVID-q9 WFH, but office utilization is expected to increase in 2022.

Fund Positioning:

We believe the yield curve and inflation environment will be especially important for investors in 2022 after support by the Fed since 2008, supply chain impacts, labor force changes, and high stock valuations. We expect inflation to remain elevated in 2022, with persisting supply chain issues throughout the year. The biggest question to our investment outlook, though, remains the duration of the strict COVID-related mandates, and when “normal” might return. In such an environment, we remain mindful of the underlying tenants of each property type, as well as the lengths of leases. One potential benefit of REITs is that they own and manage real assets, with rent increases upon expiration in an inflationary environment.

Seemingly counter-intuitive in the current environment, the Fund remains overweight Office sector. The primary reason is the Fund’s largest holding being Alexandria Real Estate (ARE), as demand for life science space remains remarkably high. Additionally, tenants’ desire for high-quality office space with top-notch amenities was already a trend pre-Pandemic, but demand has evolved further as firms seek to attract the best talent and draw workers back to the office. We believe with hybrid work the new normal, office properties with amenities that enhance employee collaboration, connection, and wellness will fare best. Our bias remains steadfast that the Office is necessary for businesses to prosper and thrive. We concede, however, that the longer employees and managers allow COVID mandates (think mask requirements, even while at work) to delay return to office, the harder it will ultimately be to return to the "old" normal.

Residential continues to be favored with holdings in Apartments, Manufactured Homes and Single-Family Homes. We believe Residential will continue to work given 1) pricing power, 2) higher retention, and 3) tech-driven efficiencies. Demand for Apartments should continue to outpace supply in 2022. The strength in demand is broad based, affordability continues to look favorable to single family home ownership and should keep rental rate growth strong.

Industrial demand accelerated in 2021, and the outlook for 2022 is strong, particularly in coastal infill markets where vacancy is sometimes below 2%. Development in infill markets remains a struggle with entitlements and elevated construction costs, restricting new supply. While capacity remains low, rents for Industrial properties will keep climbing. In addition, urban areas and port-adjacent markets will most likely experience even higher rent growth. As such, the Fund remains overweight the Industrial sector.

We continue to favor Neighborhood Shopping Centers, particularly those with grocery-anchors, given their value as essential, achieving relatively strong rent collections, and benefitting from the open-air nature of their properties. Tenant demand is shrinking the amount of availability, which has translated into rent growth. The absence of new supply for over a decade, plus the credit cleanse caused by COVID mandates and ensuing economic fallout accelerated prior trends that created a “refreshed” environment for pricing, demand, and supply versus the prior slow decline. Corporate and group demand should continue to recover, although the Omicron variant will likely weigh on first quarter 2022 results.

Lastly, the Fund is slightly overweight Lodging, as travel/hotel demand continues its recovery from the lows during Pandemic so far. We expect reopening momentum to resume by March 2022 after the Omicron pause and believe that upside exists to most current 2022-2023 Lodging REIT estimates. Leisure demand is expected to remain strong for the foreseeable future with the strength of the consumer, pent-up demand, and continuing interest in experiential spending. Corporate and group demand should continue to recover, although Omicron will likely weigh on first quarter 2022 results.

The views in this letter were as of December 31, 2021 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation, or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Definitions: S&P US REIT TR (USD) Index is a free-float adjusted, market capitalization-weighted index that defines and measures the investable universe of publicly-traded real estate investment trusts domiciled in the United States. It is not possible to invest in an index.

The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, including emerging markets; investing in micro-, small and mid-cap companies; investing in real estate and real estate investment trusts (REITs); and non-diversification risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries; these risks are more pronounced for investments in issuers in developing or emerging market countries. Investments in micro-, small- and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Investment in securities of a limited number of issuers (non-diversified) exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Because the fund concentrates its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. For specific investment risks, please refer to the Fund’s prospectus.

©2022 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. All data referenced is from sources deemed to be reliable but cannot be guaranteed as to accuracy or completeness.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% received 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Morningstar Rating is for the Class I share class only; other classes may have different performance characteristics.

For the period ended 12/31/21, the AAM/Phocas Real Estate Fund was rated against 233 Real Estate funds over the last three years, 200 funds over the last five years and 149 funds over the last ten years, based on risk-adjusted returns. With respect to these Real Estate funds, AAM/Phocas Real Estate Fund Class I shares received a Morningstar Rating of 4-stars for the three-year and five-year periods and 5-stars for the ten-year period. Past performance is no guarantee of future results.

Advisor: AAM is a SEC registered investment advisor and member FINRA/SIPC. Phocas, the Fund’s subadvisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Phocas.

Distributor: IMST Distributors, LLC. Phocas is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Please see the schedule of investments section in this report for a full listing of the Fund’s holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

AAM/Phocas Real Estate Fund

FUND PERFORMANCE at December 31, 2021 (Unaudited)

At the close of business on August 24, 2018 (the “Reorganization Date”), the AAM/Phocas Real Estate Fund (the “Fund”) acquired the assets and liabilities of the Phocas Real Estate Fund (the “Predecessor Fund”), which commenced operations on September 29, 2006. The Predecessor Fund was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. Effective January 31, 2021, the Fund changed its primary performance benchmark from the FTSE NAREIT All Equity REITs Index to the S&P US REIT TR (USD) Index. Advisors Asset Management, Inc., the Fund’s advisor, believes the S&P US REIT TR (USD) Index provides similar information to the prior index, while providing better value to shareholders. This graph compares a hypothetical $25,000 investment with a similar investment in the S&P US REIT TR (USD) Index during the periods shown. The performance graph above is shown for the Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P US REIT TR (USD) Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2021	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A1,3	42.82%	12.79%	12.55%
Class I2	42.96%	12.94%	12.62%
After deducting maximum sales charge
Class A1,3	35.20%	11.52%	11.91%
S&P US REIT TR (USD) Index	43.05%	10.57%	11.21%
[1]	Maximum sales charge for Class A shares is 5.50%. No initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of the date of purchase.
[2]	Class I shares do not have any initial or contingent deferred sales charge.
[3]	Class A shares commenced operations on August 27, 2018. The performance figures for Class A shares include the performance for Class I shares for the period prior to August 27, 2018, adjusted for Class A shares’ expenses, which are higher than the expenses of Class I shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661. Returns greater than one year are annualized.

AAM/Phocas Real Estate Fund

FUND PERFORMANCE at December 31, 2021 (Unaudited) - Continued

The performance table above includes information for the Predecessor Fund prior to the Reorganization Date. The returns for the Predecessor Fund reflect its performance prior to the Reorganization Date.

Gross and net expense ratios for the Class A shares were 1.97% and 1.16%, respectively, and for Class I shares were 1.72% and 0.91%, respectively, which were the amounts stated in the current prospectus dated May 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.15% and 0.90% of average daily net assets of the Class A and Class I shares of the Fund, respectively. This agreement is in effect until April 30, 2031, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

AAM/Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2021

Number of Shares		Value
	COMMON STOCKS — 96.3%
	REITS-APARTMENTS — 14.5%
6,226	Centerspace - REIT	$690,463
13,603	Equity Residential - REIT	1,231,072
1,449	Essex Property Trust, Inc. - REIT	510,381
66,602	Independence Realty Trust, Inc. - REIT	1,720,330
4,687	Mid-America Apartment Communities, Inc. - REIT	1,075,385
		5,227,631
	REITS-DATA CENTER — 5.5%
2,360	Equinix, Inc. - REIT	1,996,182

	REITS-DIVERSIFIED — 3.3%
78,334	Armada Hoffler Properties, Inc. - REIT	1,192,244

	REITS-FREESTANDING — 3.0%
31,304	STORE Capital Corp. - REIT	1,076,858

	REITS-HEALTH CARE — 7.1%
66,161	Global Medical, Inc. - REIT	1,174,358
19,509	Healthpeak Properties, Inc. - REIT	704,080
51,645	Sabra Health Care, Inc. - REIT	699,273
		2,577,711
	REITS-INDUSTRIALS — 13.5%
1,301	Innovative Industrial Properties, Inc. - REIT	342,046
14,909	Prologis, Inc. - REIT	2,510,079
24,946	Rexford Industrial Realty, Inc. - REIT	2,023,370
		4,875,495
	REITS-INFRASTRUCTURE — 8.3%
8,352	American Tower Corp. - REIT	2,442,960
2,665	Crown Castle International Corp. - REIT	556,292
		2,999,252
	REITS-LODGING/RESORTS — 4.1%
28,457	Pebblebrook Hotel Trust - REIT	636,583
9,230	Ryman Hospitality Properties, Inc. - REIT*	848,791
		1,485,374
	REITS-MANUFACTURED HOMES — 4.2%
7,297	Sun Communities, Inc. - REIT	1,532,151

	REITS-OFFICE — 8.4%
5,689	Alexandria Real Estate Equities, Inc. - REIT	1,268,419
3,286	Boston Properties, Inc. - REIT	378,481
33,019	Hudson Pacific Properties, Inc. - REIT	815,900
8,018	SL Green Realty Corp. - REIT	574,891
		3,037,691

AAM/Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS-REGIONAL MALLS — 4.0%
8,954	Simon Property Group, Inc. - REIT	$1,430,581

	REITS-SELF STORAGE — 6.1%
9,723	Extra Space Storage, Inc. - REIT	2,204,496

	REITS-SHOPPING CENTERS — 7.4%
7,197	Federal Realty Investment Trust - REIT	981,095
9,484	Regency Centers Corp. - REIT	714,619
49,188	Retail Opportunity Investments Corp. - REIT	964,085
		2,659,799
	REITS-SINGLE FAMILY HOME — 4.7%
37,814	Invitation Homes, Inc. - REIT	1,714,487

	REITS-TIMBER — 2.2%
19,074	Weyerhaeuser Co. - REIT	785,467
	TOTAL COMMON STOCKS
	(Cost $22,010,870)	34,795,419

	SHORT-TERM INVESTMENTS — 3.4%
1,246,050	Morgan Stanley Institutional Liquidity Funds Treasury Portfolio - Institutional Class, 0.01%[1]	1,246,050
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,246,050)	1,246,050
	TOTAL INVESTMENTS — 99.7%
	(Cost $23,256,920)	36,041,469
	Other Assets in Excess of Liabilities — 0.3%	108,024
	TOTAL NET ASSETS — 100.0%	$36,149,493

REIT – Real Estate Investment Trusts

[1]	The rate is the annualized seven-day yield at period end.
*	Non-income producing security.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

SUMMARY OF INVESTMENTS

As of December 31, 2021

Security Type/Sector	Percent of Total Net Assets
Common Stocks
REITS-Apartments	14.5%
REITS-Industrials	13.5%
REITS-Office	8.4%
REITS-Infrastructure	8.3%
REITS-Shopping Centers	7.4%
REITS-Health Care	7.1%
REITS-Self Storage	6.1%
REITS-Data Center	5.5%
REITS-Single Family Home	4.7%
REITS-Manufactured Homes	4.2%
REITS-Lodging/Resorts	4.1%
REITS-Regional Malls	4.0%
REITS-Diversified	3.3%
REITS-Freestanding	3.0%
REITS-Timber	2.2%
Total Common Stocks	96.3%
Short-Term Investments	3.4%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2021

Assets:
Investments, at value (cost $23,256,920)	$36,041,469
Receivables:
Fund shares sold	27,068
Dividends and interest	141,416
Prepaid expenses	13,094
Total assets	36,223,047

Liabilities:
Payables:
Advisory fees	7,508
Shareholder servicing fees (Note 7)	5,116
Distribution fees - Class A (Note 8)	115
Fund accounting and administration fees	11,840
Transfer agent fees and expenses	7,357
Custody fees	1,491
Auditing fees	18,689
Chief Compliance Officer fees	5,954
Trustees' deferred compensation (Note 3)	4,820
Trustees' fees and expenses	1,464
Accrued other expenses	9,200
Total liabilities	73,554
Net Assets	$36,149,493

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$22,733,469
Total distributable earnings	13,416,024
Net Assets	$36,149,493

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$748,655
Number of shares issued and outstanding	15,532
Net asset value per share[1]	$48.20
Maximum sales charge (5.50% of offering price)[2]	2.81
Maximum offering price to public	$51.01

Class I Shares:
Net assets applicable to shares outstanding	$35,400,838
Number of shares issued and outstanding	729,529
Net asset value per share	$48.53

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Investment income:
Dividends	$578,625
Interest	72
Total investment income	578,697

Expenses:
Advisory fees	185,621
Shareholder servicing fees (Note 7)	28,913
Distribution fees - Class A (Note 8)	863
Fund accounting and administration fees	60,283
Transfer agent fees and expenses	32,387
Custody fees	7,469
Registration fees	41,561
Chief Compliance Officer fees	20,174
Auditing fees	18,686
Legal fees	12,895
Trustees' fees and expenses	7,905
Miscellaneous	4,653
Shareholder reporting fees	4,124
Insurance fees	2,331
Total expenses	427,865
Advisory fees waived	(169,988)
Net expenses	257,877
Net investment income	320,820

Realized and Unrealized Gain:
Net realized gain on:
Investments	1,507,301
Net realized gain	1,507,301
Net change in unrealized appreciation/depreciation on:
Investments	8,632,180
Net change in unrealized appreciation/depreciation	8,632,180
Net realized and unrealized gain	10,139,481

Net Increase in Net Assets from Operations	$10,460,301

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$320,820	$275,882
Net realized gain (loss) on investments	1,507,301	(30,803)
Net change in unrealized appreciation/depreciation on investments	8,632,180	(527,567)
Net increase (decrease) in net assets resulting from operations	10,460,301	(282,488)

Distributions to Shareholders:
Distributions:
Class A	(18,558)	(2,825)
Class I	(1,013,509)	(406,841)
Total distributions to shareholders	(1,032,067)	(409,666)

Capital Transactions:
Net proceeds from shares sold:
Class A	534,521	194,946
Class I	2,065,076	2,614,305
Reinvestment of distributions:
Class A	17,166	2,016
Class I	986,265	406,839
Cost of shares redeemed:
Class A1	(163,750)	(21,098)
Class I2	(1,470,494)	(2,859,688)
Net increase in net assets from capital transactions	1,968,784	337,320

Total increase (decrease) in net assets	11,397,018	(354,834)

Net Assets:
Beginning of period	24,752,475	25,107,309
End of period	$36,149,493	$24,752,475
Capital Share Transactions:
Shares sold:
Class A	12,015	5,694
Class I	46,554	80,851
Shares reinvested:
Class A	364	62
Class I	21,297	12,520
Shares redeemed:
Class A	(3,774)	(699)
Class I	(38,476)	(90,844)
Net increase in capital share transactions	37,980	7,584

[1]	Net of redemption fee proceeds of $166 and $149, respectively.
[2]	Net of redemption fee proceeds of $260 and $2,667, respectively.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period August 27, 2018* through December 31,
	2021	2020	2019	2018
Net asset value, beginning of period	$34.74	$35.60	$28.62	$33.10
Income from Investment Operations:
Net investment income[1]	0.36	0.32	0.48	0.14
Net realized and unrealized gain (loss)	14.43	(0.68)	8.10	(3.36)
Total from investment operations	14.79	(0.36)	8.58	(3.22)

Less Distributions:
From net investment income	(0.35)	(0.39)	(0.50)	(0.80)
From net realized gain	(1.00)	(0.15)	(1.09)	(0.46)
From return of capital	-	-	(0.01)	-
Total distributions	(1.35)	(0.54)	(1.60)	(1.26)

Redemption fee proceeds[1]	0.02	0.04	- [2]	-

Net asset value, end of period	$48.20	$34.74	$35.60	$28.62

Total return[3]	42.82%	(0.76)%	30.11%	(9.92)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$749	$241	$67	$1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.74%	1.96%	2.43%	3.03%[5]
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	1.15%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.28%	0.18%	0.04%	(0.56)%[5]
After fees waived and expenses absorbed	0.87%	0.99%	1.32%	1.32%[5]

Portfolio turnover rate	22%	39%	17%	30%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% that will be imposed to the extent a finder's fee was paid on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$35.01	$35.89	$28.79	$32.39	$31.95
Income from Investment Operations:
Net investment income[1]	0.46	0.40	0.55	0.54	0.72
Net realized and unrealized gain (loss)	14.50	(0.69)	8.18	(3.03)	1.65
Total from investment operations	14.96	(0.29)	8.73	(2.49)	2.37

Less Distributions:
From net investment income	(0.44)	(0.44)	(0.53)	(0.65)	(0.33)
From net realized gain	(1.00)	(0.15)	(1.09)	(0.46)	(1.60)
From return of capital	-	-	(0.01)	-	-
Total distributions	(1.44)	(0.59)	(1.63)	(1.11)	(1.93)

Redemption fee proceeds[1]	- [2]	- [2]	-	-	-

Net asset value, end of period	$48.53	$35.01	$35.89	$28.79	$32.39

Total return[3]	42.96%	(0.65)%	30.45%	(7.85)%	7.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$35,401	$24,512	$25,041	$11,905	$12,568

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.49%	1.71%	2.18%	2.26%	1.97%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	1.28%[4]	1.50%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.53%	0.43%	0.29%	0.75%	1.71%[5]
After fees waived and expenses absorbed	1.12%	1.24%	1.57%	1.73%	2.18%

Portfolio turnover rate	22%	39%	17%	30%	25%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective August 27, 2018, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.90%. Prior to August 27, 2018, the annual fund operating expense limitation was 1.50%.
[5]	Unaudited.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1 – Organization

AAM/Phocas Real Estate Fund (the “Fund”) is organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term total investment return through a combination of capital appreciation and current income.

At the close of business on August 24, 2018 (the “Reorganization Date”), the Fund acquired the assets and liabilities of the Phocas Real Estate Fund (the “Predecessor Fund”), a separate series of Forum Funds II, which commenced operations on September 29, 2006. The only activity was a transfer of 411,898 shares of the Fund’s Class I shares in exchange for the net assets of the Predecessor Fund at $13,679,556. This exchange was nontaxable.

The primary net assets received by the Fund were cash, receivables and securities of the Predecessor Fund with a fair value of $13,650,651 (identified cost of investments transferred were $10,132,426), totaling $13,679,556. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

As a result of the reorganization, the Fund will be the accounting successor of the Predecessor Fund. The Fund currently offers three classes of shares: Class A, Class C, and Class I. Class A commenced operations on August 27, 2018. Class C shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

(b) Real Estate Industry Risk

The Fund concentrates investment of its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets). Therefore, it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares in proportion to their relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2018-2021 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Phocas Financial Corporation (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.15% and 0.90% of the average daily net assets of the Fund's Class A and Class I Shares, respectively. This agreement is effective until April 30, 2031 and it may be terminated before that date only by the Trust's Board of Trustees.

For the year ended December 31, 2021, the Advisor waived its advisory fees and absorbed other expenses totaling $169,988 for the Fund. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2021, the amount of these potentially recoverable expenses was $546,574. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

2022	$196,085
2023	180,501
2024	169,988
Total	$546,574

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2021, are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2021, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2021, are reported on the Statement of Operations.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

Note 4 – Federal Income Taxes

At December 31, 2021, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$23,544,870

Gross unrealized appreciation	$12,938,304
Gross unrealized depreciation	(441,705)

Net unrealized appreciation on investments	$12,496,599

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$13,180
Undistributed long-term gains	911,065
Tax accumulated earnings	924,245

Accumulated capital and other losses	-
Trustees’ deferred compensation	(4,820)
Unrealized appreciation on investments	12,496,599
Total accumulated earnings	$13,416,024

The tax character of the distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

Distributions paid from:	2021	2020
Ordinary income	$564,217	$289,058
Return of capital	-	-
Net long-term capital gains	467,850	120,608
Total distributions paid	$1,032,067	$409,666

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended December 31, 2021 and December 31, 2020, the Fund received $426 and $2,816, respectively.

Note 6 - Investment Transactions

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments and options, were $7,094,032 and $6,114,360, respectively.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2021, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the plan.

For the year ended December 31, 2021, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$34,795,419	$-	$-	$34,795,419
Short-Term Investments	1,246,050			1,246,050
Total Investments	$36,041,469	$-	$-	$36,041,469

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 11 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 12 – New Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Fund will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

AAM/Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2021

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

The SEC adopted new Rule 12d1-4, which will allow registered investment companies (including business development companies (“BDCs”), unit investment trusts (“UITs”), closed-end funds, exchange-traded funds (“ETFs”), and exchange-traded managed funds (“ETMFs”) (an “acquiring” fund), to invest in other investment companies (an “acquired fund”), including private funds under a specific exception, beyond the limits of Section 12(d)(1), subject to the conditions of the rule. Rule 12d1-4 became effective January 19, 2021. Funds electing to rely on Rule 12d1-4 will have to comply with the rules by January 19, 2022.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of AAM/Phocas Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AAM/Phocas Real Estate Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for the year ended December 31, 2017, and in their report dated February 23, 2018, they expressed an unqualified opinion on said financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 01, 2022

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended December 31, 2021, 0.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 1.59% as qualified dividend income paid during the fiscal year ended December 31, 2021.

Long-term Capital Gain

The Fund designates $467,850 as a long-term capital gain distribution.

Section 199A Dividends

The Fund designates income dividends of 66.25% as Section 199A dividends as defined in Proposed Treasury Regulation 1.199A-3(d).

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	4	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 25 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	4	Investment Managers Series Trust II, a registered investment company (includes 25 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4	361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary, and Assistant Treasurer	Since March 2016

Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 53 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/Insight Select Income Fund and AAM/HIMCO Short Duration Fund are offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/Phocas Real Estate Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2021 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/21	12/31/21	7/1/21–12/31/21
Class A	Actual Performance	$1,000.00	$1,204.80	$6.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.42	5.84
Class I	Actual Performance	1,000.00	1,204.50	4.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58

*	Expenses are equal to the Fund's annualized expense ratio of 1.15% and 0.90% for Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 ( to reflect the six month period). The expense ratios reflect the expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/Phocas Real Estate Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Phocas Financial Corporation

1080 Marina Village Parkway, Suite 520

Alameda, California 94501

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Phocas Real Estate Fund - Class A	APRAX	46141Q 220
AAM/Phocas Real Estate Fund – Class I	APRIX	46141Q 238

Privacy Principles of the AAM/Phocas Real Estate Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Phocas Real Estate Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Phocas Real Estate Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$16,100	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	03/11/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	03/11/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	03/11/2022